                                                                   Exhibit 10.18

                                                               Pittsburgh, PA #5

                    [LETTERHEAD OF UNIVERSITY OF PITTSBURGH]

                                 March 31, 1997

Alan W. Seadler, Ph.D.
Visible Genetics Corp.
700 William Pitt Way
Pittsburgh, PA 15238

Dear Dr Seadler:

      Please be advised that effective March 31, 1997, the University of Pittsburgh assigned to Oxford Development Company all property management responsibilities at the University of Pittsburgh Applied Research Center (U-PARC). Any future notice required under your lease with the University should be addressed to:

                           Oxford Development Company
                           U-PARC
                           3170 William Pitt Way
                           Pittsburgh, PA 15238

      Additionally, all rental payments due under your lease, including any unpaid charges invoiced by Baker Young Corporation, should be by check made payable to "University of Pittsburgh/Oxford Development Company, Agent" and addressed to:

                           Oxford Development Company
                           One Oxford Centre, Level 4
                           Pittsburgh, PA 15219
                           Attention: Accounts Receivable

      Oxford Development Company has assigned Jeff Bodnar to serve as our on-site property manager. Jeff will be visiting your U-PARC offices in the near future. If the need should arise to speak with Jeff prior to his visit, feel free to contact him at (412) 826-5078.

      We assure you that this transition in management responsibilities will be seamless, organized, and professional to ensure your quiet enjoyment at your business home.

                                        Sincerely,


                                        /s/ Eli Shorak

                                        Eli Shorak
                                        Director, U-PARC

LEASE NO. 2994 -- ADDENDUM 3                                     REFERENCE: 3030

      BETWEEN The University of Pittsburgh of the Commonwealth System of Higher Education (herein called "Lessor") and Visible Genetics Corp. (herein called "Lessee").

      WITNESSETH THAT the parties hereto, intending to be legally bound, do hereby amend and extend the Lease between them dated December 1,1996, as follows:

      1. Article 1 of the Lease Agreement is hereby amended to add to the Leased Premises and Lessor hereby leases to Lessee and Lessee hereby hires from Lessor that certain space designated as Room 318, in the University of Pittsburgh Applied Research Center in addition to the rooms previously included as the Leased Premises.

      2. Article 2(A) of the Lease Agreement is amended to extend the Term of the Lease Agreement through December 31, 1998, unless sooner terminated under the provisions hereof.

      3. Article 3(A) of the Lease Agreement is hereby amended as follows:

                              Rentable Square Feet                      Monthly Rental
                         -----------------------------      ---------------------------------------
                         Increase     From        To        Increase         From            To
                         --------     ----        --        --------         ----            --
3/1/97 - 3/91/97             721      2,840      3,561      $  510.71      $2,874.42      $3,385.13
4/1/97 - 12/31/97            721      2,840      3,561      $1,021.42      $2,874.42      $3,895.84
1/1/98 - 12/31/98          3,561          0      3,561      $3,895.84      $     .00      $3,895.84

      4. Article 4 of the Lease Agreement is hereby amended to increase the Security Deposit to Four Thousand One Hundred and No/100 Dollars ($4,100.00).

      Except as hereby modified, amended and extended, the Lease Agreement remains in full force and effect in Accordance with the provisions therein set forth.

      IN WITNESS WHEREOF, the parties have executed this Addendum effective the 15th day of March 1997.

                                        LESSOR:

                                        The University of Pittsburgh of the
WITNESS:                                Commonwealth System of Higher Education


/s/ Louise G. Scapel                    /s/ [ILLEGIBLE]
------------------------------------    ----------------------------------------

                                        The University of Pittsburgh of the
                                        Commonwealth System of Higher
                                        Education by and through its agent
                                        for U-PARC Real Estate
WITNESS:                                Baker Young Corporation

/s/ Judith C. [ILLEGIBLE]               /s/ [ILLEGIBLE]
------------------------------------    ----------------------------------------

                                        LESSEE:

WITNESS:                                Visible Genetics Corp.

/s/ [ILLEGIBLE]                         /s/ [ILLEGIBLE]                   3/6/96
------------------------------------    ----------------------------------------
                                                                           Date

LEASE NO. 2994 -- ADDENDUM 4                                     REFERENCE: 3064

      BETWEEN The University of Pittsburgh of the Commonwealth System of Higher Education (herein called "Lessor") and Visible Genetics Corp. (herein called "Lessee").

      WITNESSETH THAT the parties hereto, intending to be legally bound, do hereby amend and extend the Lease between them dated December 1, 1996, as follows:

      1. Article 1 of the Lease Agreement is hereby amended to reflect the Leased Premises as shown on Exhibit A, which is attached hereto and made a part of this Lease Agreement.

      2. Article 2(A) of the Lease Agreement is amended to extend the Term of the Lease Agreement through August 31, 2000, unless sooner terminated under the provisions hereof.

      3. Article 3(A) of the Lease Agreement is hereby amended as follows:

                                Rentable Square Feet                     Monthly Rental
                          -----------------------------      ---------------------------------------
                          Increase     From        To        Increase         From            To
                          --------     ----        --        --------         ----            --
9/1/97 - 9/30/97            4,002      3,561      7,563      $1,765.09      $3,895.84      $5,660.93
10/1/97 - 8/31/98           4,002      3,561      7,563      $4,044.09      $3,895.84      $7,939.93
9/1/98 - 12/31/98           4,002      3,561      7,563      $4,202.88      $3,895.84      $8,098.72
1/1/99 - 8/31/99            7,563          0      7,563      $8,098.72      $     .00      $8,098.72
9/1/99 - 8/31/2000          7,563          0      7,563      $8,260.09      $     .00      $8.260.09

[ILLEGIBLE HANDWRITTEN MATERIAL IN RIGHT MARGIN OF TABLE ABOVE]

      4. Article 4 of the Lease Agreement is hereby amended to increase the Security Deposit to Four Thousand One Hundred and No/100 Dollars
($8,400.00). 8,172.P3X102%=8,336.38

                                      7700

      Except as hereby modified, amended and extended, the Lease Agreement remains in full force and effect in Accordance with the provisions therein set forth.

                                      50-51

      IN WITNESS WHEREOF, the parties have executed this Addendum effective the 1st day of September 1997. [ILLEGIBLE]


                     [ILLEGIBLE]        LESSOR:

                                        The University of Pittsburgh - Of the
WITNESS:                                Commonwealth System of Higher Education


/s/ Judith C. [ILLEGIBLE]               /s/ [ILLEGIBLE]
------------------------------------    ----------------------------------------
                                        LESSEE:

WITNESS:                                Visible Genetics Corp.


/s/ [ILLEGIBLE]               7-7-97    /s/ [ILLEGIBLE]                   7-7-97
------------------------------------    ----------------------------------------
                                                                           Date